                               POWER OF ATTORNEY
                               -----------------



     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").


     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.


                            SIGNED: /s/ J. MAHLON BUCK, JR.
                                    ------------------------

                               POWER OF ATTORNEY
                               -----------------




     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                              SIGNED: /S/ PAUL J. DARLING, II
                                     -------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is Chief Financial Officer of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                                SIGNED: /s/ KURT E. DINKELACKER
                                       -------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                         SIGNED: /s/ WILLIAM F. DRAKE, JR.
                                ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                         SIGNED: /s/ JAMES J. FORESE
                                -----------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with he Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                         SIGNED: /s/ FREDERICK S. HAMMER
                                ---------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995



                         SIGNED: /s/ BARBARA BARNES HAUPTFUHRER
                                --------------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.


                                    SIGNED: /s/ DANA G. MEAD
                                           -------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and EXchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                                     SIGNED: /s/ RAY B. MUNDT
                                            -------------------

                               POWER OF ATTORNEY
                               -----------------


The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                                SIGNED: /s/ PAUL C. O'NEILL
                                       -----------------------

                                POWER ATTORNEY
                                --------------

     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                               SIGNED: /s/ ROGELIO G. SADA
                                      ------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                               SIGNED: /s/ JAMES W. STRATTON
                                      ------------------------

                               POWER OF ATTORNEY
                               -----------------


     The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

     The undersigned hereby appoints each of Hugh G. Moulton, J. Kenneth Croney and Michael J. Dillon as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing Report on Form 10-K, and any and all amendments thereto, for filing with the Securities and Exchange Commission ("SEC"), and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.




     Dated this 14th day of November 1995.



                               SIGNED: /s/ JOHN E. STUART
                                      ---------------------